BRIDGEWAY FUNDS, INC.

Omni Small-Cap Value Fund
Omni Tax-Managed Small-Cap Value Fund
(the “Funds”)

Supplement dated January 12, 2021
to the Prospectus dated October 31, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On December 23, 2020, the investment adviser to the Funds substantially completed an internal restructuring that resulted in a change of the corporate status of the investment adviser from a Texas corporation to a Delaware limited liability company (the “Restructuring”).  The purpose of the Restructuring is to help fulfill the goals of the established ownership succession plans, designed to ensure the Adviser remains private and independent and to facilitate continuity and stewardship for clients.  As a result of the Restructuring, the investment adviser also changed its name from Bridgeway Capital Management, Inc. to Bridgeway Capital Management, LLC, and became a wholly-owned subsidiary of BCM Scorp Holdco, Inc., a Texas corporation (“BCM Scorp Holdco”).  The shareholders of BCM Scorp Holdco are generally the same as those shareholders of Bridgeway Capital Management, Inc.  There were no changes to the actual control or management of the investment adviser as a result of the Restructuring.  The Restructuring does not otherwise involve any changes to the Funds, including with respect to a Fund’s investment objective, principal investment strategies, principal risks, or fees and expenses.

Effective immediately, the Prospectus is amended as follows:

1.	All references to “Bridgeway Capital Management, Inc.” are deleted in their entirety and replaced with “Bridgeway Capital Management, LLC.”

2.
The first sentence under the section entitled “Who is Bridgeway Capital Management?” on page 20 of the Prospectus is replaced with the following: “Bridgeway Capital Management, LLC, a Delaware limited liability company, is the investment adviser to the Funds (the “Adviser”).

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